EXHIBIT 99.2

                                  FINAL REPORT


                   Research and Development Study # 2005/2007


      The p65 Protein as a Novel Tumor Marker in Early Detection of Cancer


                 Phase I. Development of Immunological Test for
                        Early Detection of Canine Cancers


                                  PREPARED FOR:

                             XPENTION GENETICS, INC.

                              10965 Elisabeth Drive

                             Conifer, Colorado 80433

        Margaret Hanausek-Walaszek, Ph.D. /s/ Margaret E. Walaszek
 ------------------------------------------------------------------------------

                                 Study Director

            University of Texas Health Science Center at San Antonio

                              7703 Floyd Curl Drive

                             San Antonio, TX 78229

                   Thomas J. Slaga, Ph.D. /s/ Thomas J. Slaga
 ------------------------------------------------------------------------------

                      Professor, Department of Pharmacology

            University of Texas Health Science Center at San Antonio

                                 Date: 05/12/07

                                TABLE OF CONTENTS

TITLE PAGE                                                               1

TABLE OF CONTENTS                                                        2

STUDY INFORMATION                                                        3

PERSONNEL INVOLVED                                                       3

STUDY SITE INFORMATION                                                   3

OBJECTIVE                                                                3

SUMMARY                                                                  4

BACKGROUND AND SIGNIFICANCE                                              4

MATERIALS AND METHODS                                                    5

ELISA TEST DEVELOPMENT                                                   5

RESULTS                                                                  7

EVALUATION OF THE DATA                                                   12

DISCUSSION                                                               13

REFERENCES                                                               14

STUDY INFORMATION

Study Schedule Dates


Study Initiation Date:              May 31, 2005

Experiment Start Date:              June 21, 2005

Experiment Termination Date:        May 01, 2007

Study Completion Date:              May 31, 2007

Final Report Date:                  May 31, 2007

--------------------------------------------------------------------------------
Personnel

         Margaret Hanausek, Ph.D., Study Director

         Robert Zoltaszek, M.S. Research Fellow

         Maria Bunegin, Senior Research Associate


Study Site Information

          Study was  conducted at  University  of Texas Health  Science  Center,

          Department of Pharmacology,  7703 Floyd Curl Drive Mail Code 7764; San

          Antonio,  TX 78229-3900.  Phone:  (210) 567-4228;  Fax (210) 567-4226;

          E-mail: hanausekm@uthscsa.edu


OBJECTIVE

This study focused on the  characterization,  detection method development,  and clinical  analysis of a unique  65-kD  tumor-associated  tumor  marker in canine serum samples from different canine cases as described in Materials and Methods.

The project's overall objective was the development of a quantitative  assay for the p65 tumor  marker in the dog.  In order to attain our overall  objective  we purified p65 (Hanausek et al, 1998) and used it in the standard ELISA test.

SUMMARY

Cancer is commonly encountered in pet animal practices and is one of the leading causes of pet death. While the pet's prognosis is dependent upon various factors including  tumor type and stage at diagnosis,  for the vast majority of cancers,

early  detection  and treatment  are  extremely  important in successful  cancer therapy.  Although various tumor markers have been shown to be useful diagnostic and  prognostic  indicators  in  human  oncology  [1-3],  their  application  to companion  animal medicine has barely been explore [4,5]. The ideal tumor marker would be produced only by malignant  cells, be detectable  early after the onset of tumor  formation,  and have levels that directly  correlate with tumor burden

[3]. Our preliminary studies with a 65-kD  tumor-associated  protein,  hereafter referred to as p65, in spontaneous canine  lymphosarcoma  cases and other canine malignancies indicate that this tumor marker possesses the ideal characteristics and has great potential  utility in companion  animal cancer  medicine.  We have developed an ELISA test for  veterinary  application  in the diagnosis of canine malignancies.  This test in future may serve in assessing  canine's  response to cancer  therapy,  and in  monitoring  clinical  remission  to enable  the prompt detection of cancer recurrence using double sandwich ELISA with monospecific and or polyclonal antibodies to p65.


BACKGROUND AND SIGNIFICANCE

Lymphosarcoma  is the most common  hematopoietic  malignancy of dogs,  having an annual incidence between 6-30 cases/100,000  dogs [6-9].  Diagnosis is best made by biopsy,  therefore,  most  veterinary  clinics  must use  outside  diagnostic resources  to arrive at a  definitive  diagnosis  of  lymphosarcoma.  The use of frozen sections can speed diagnosis, but these services are not widely available to the veterinary practitioner. Without treatment, canine lymphosarcoma runs a rapid course and is uniformly  fatal,  but the disease is  responsive to various modes of chemotherapy  [10-12].  Veterinary  clinicians have no specific test to predict impending or frank relapse of the tumor;  when disease  recurrence it is normally  detected  when it is already late for the cure.  At this point,  tumor mass is again a detriment  to  successful  treatment.  Our  preliminary  results indicate promising uses for p65 in the initial  diagnosis.  The development of a

p65 assay would provide  multiple  benefits in the veterinary  care of companion animals,  and could be available to  practitioners.  If future studies  indicate that p65 is  applicable  for use in other  canine  malignancies  and/or in other companion  animal  species,  its  potential  value  to  the  veterinary  medical armamentarium would be considerably amplified.


Materials and Methods

         Through  a  collaborative  agreement  with  Dr.  Susan  Lana  ,DVM,  an

Associate  Professor  of Oncology at Colorado  State  University,  Fort  Collins

College of Veterinary Medicine and Biological  Sciences,  Department of Clinical

Sciences,  serum samples were collected from over 50 serum samples  representing different cancers such as canine  adenocarcinoma (ACA),  hemangiosarcoma  (HAS),

lymphosarcoma  (LSA),  carcinoma (CA),  osteosarcoma  (OSA),  transitional  cell carcinoma (TCC), soft tissue sarcoma (STS) cases and serum from 10 control dogs.

MONOSPECIFIC ANTIBODIES AGAINST p65 ONCOFETAL PROTEIN, POTENTIAL TUMOR BIOMARKER



Development of ELISA Test


         Full cDNA sequence and  translated  into protein Amino Acid Sequence of canine p65 was  established.  We have conducted some  preliminary CNBr digestion experiments with canine p65. Six major peptides have been obtained, and at least two of them  were  good  candidates  for  amino  acid  sequencing.  It has  been established  that  interspecies p65 sequences are closely related since the CNBr digest  patterns are identical in the case of the mouse,  rat,  human and canine

p65. The partial  amino acid  sequence of canine p65 was  determined as follows.

The p65 from the  lymphosarcoma  cell  line  purified  to  homogeneity  [39] was derivatized and treated with CNBr as recommended by Applied  Biosystems  (Foster

City,  CA). The resulting  peptides  were  separated on  reverse-phase  HPLC and subjected to automated Edman chemistry on an Applied Biosystems model 477 pulsed liquid-phase  sequencer equipped with an on-line model 120A  phenylthiohydantoin analyzer  (Applied  Biosystems),  at  the  Department  of  Molecular  Pathology,

UTMDACC-Houston.  The partial amino acid sequence of CNBr-cleaved  fragments was matched with the p65 peptide fragment  sequence obtained from rat and human p65.

Searches for amino acid  homologies  were done using the GCG  sequence  analysis software  available  on-line  via  TEXNET  at the  UTMDACC-Houston  [40] and the protein sequence data base.


The antibodies used for pairing were not  monoclonals,  they were  monospecific,

i.e., made by New England Peptide Co. to specific peptides selected from the p65

cDNA sequence work. The antibodies  were made to  phosphorylated  peptides which show much  greater  potential  to detect  p65 in sera of dogs with  cancers.  In essence these are polyclonal antibodies to the following peptides:

       pY107 Ac-SKKNVEV(pY)DDDVGSC-amide
       pY174 Ac-GDEIL(pY)KVESGPVNIC-amide

       Ac-CDLKNHNSAKEAGGSDEIK-amide (non-phosphorylated).


The following procedure was carried out:


o Antigen design/Bioinformatics

o 2 peptides, 15 mgs phospho peptide, 10mgs non phospho peptide both at 90+%

o 5 mg  uncoupled  Phospho  peptide,  4 mg to farm,  1 mg ELISA,  4 mg column

o 5 mg  uncoupled  Non Phospho  peptide  shipped to customer,  1 mg ELISA,  4 mg column

o Mass Spec and HPLC trace for each  peptide

o Immunization of 2 rabbits with phospho peptide

o Pre-immune serum

o 80-100 ml rabbit antiserum

o ELISA on production bleeds over both P & NP peptides

o  Double  affinity purification to yield phospho specific antibody.

The peptides with active sites for  phosphorylation  were synthesized,  purified and were conjugated to keyhole limpet hemocyanin.  Subsequently the rabbits were immunized with the modified peptides.


RESULTS

We have used double antibody sandwich ELISA with the secondary  antibody labeled with  alkaline  phosphatase.  Since we have very limited  amount of purified p65 protein,  barely sufficient to have few standard curves constructed (which reads concentration  of p65 antigen in nanograms) we cannot test the  sensitivities of the various pairs using pure antigen.  Making of  recombinant  protein is in the works. We have tested different pairs of phosphorylated  and not  phosphorylated antibodies in our assay and concluded  that the pair  pY107/pY107 or pY107/pY174 works the best. We have used ten different pools of normal sera and 50 different canine cancer sera diluted 1: 5000 and 1: 10000.  Preliminary  analysis of these sera showed that we can easily  detect p65 in  carcinomas,  adenocarcinomas  and lymphomas as well as in osteosarcomas in this system.

Table 1.  Standard curve data and standard curve for p65 detection


                               Concentration of p65 (ng/ml)
--------------------------------------------------------------------------------------------------------
    OD
  405 nm          640         320        160        80         40         20         10          0
------------- ------------ ---------- ---------- ---------- ---------- ---------- ---------- -----------
                 0.545       0.49       0.472      0.353      0.332      0.316      0.272      0.229
------------- ------------ ---------- ---------- ---------- ---------- ---------- ---------- -----------
                 0.509       0.464      0.415      0.375      0.337      0.311      0.296       0.23
------------- ------------ ---------- ---------- ---------- ---------- ---------- ---------- -----------
Ave              0.527       0.477      0.444      0.364      0.335      0.314      0.284       0.230

[Graphic omitted]

Figure 1. Standard curve for p65 readings in sera of normal healthy dogs and dogs with different cancers.

Table 2. Values of p65 serum levels in normal healthy dogs and substrate and buffer controls.

------------------------------ -----------------------------------------------
Normal K9 Sera                 Other
Negative controls              Controls
------------------------------ --------------------------- -------------------
serum #51               0.087  Substrate control # 1                    0.602
-------------- --------------- --------------------------- -------------------
serum #52               0.087  Substrate control # 2                    0.553
-------------- --------------- --------------------------- -------------------
serum #53               0.082  Albumin control # 1                      0.193
-------------- --------------- --------------------------- -------------------
serum #54               0.135  Albumin control # 2                      0.195
-------------- --------------- --------------------------- -------------------
serum #55               0.124  Buffer control # 1                       0.157
-------------- --------------- --------------------------- -------------------
serum #56               0.051  Buffer control # 2                       0.203
-------------- --------------- --------------------------- -------------------
serum #60               0.069
-------------- ---------------
Ave                     0.071
-------------- ---------------
SD                      0.042
-------------- ---------------

         Figure 2. Negative  serum controls for p65 in sera from healthy dogs.

Table 2. Average p65 readings of 3 different samples of canine cancer sera.

[Graphic omitted]

-------------------------------------------------------------------------------------------------------------
                          Average reading of 3 samples of canine cancer sera 1-50
                          Absorbance Reading at 405 nm
-------------------------------- ----------------- ------------------------------- --------------------------
Normal K9 serum control                     0.071  Normal K9 serum control                             0.071
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 1                    0.919       K9 Cancer serum# 26                            0.636
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 2                    0.870       K9 Cancer serum# 27                            0.542
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 3                    0.911       K9 Cancer serum# 28                            0.528
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 4                    0.998       K9 Cancer serum# 29                            0.627
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 5                    0.903       K9 Cancer serum# 30                            0.911
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 6                    0.921       K9 Cancer serum# 31                            0.823
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 7                    0.843       K9 Cancer serum# 32                            0.853
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 8                    0.862       K9 Cancer serum# 33                            0.910
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 9                    0.792       K9 Cancer serum# 34                            0.850
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 10                   0.825       K9 Cancer serum# 35                            0.847
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 11                   0.822       K9 Cancer serum# 36                            0.828
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 12                   0.778       K9 Cancer serum# 37                            0.848
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 13                   0.722       K9 Cancer serum# 38                            0.812
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 14                   0.699       K9 Cancer serum# 39                            0.797
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 15                   0.797       K9 Cancer serum# 40                            0.764
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 16                   0.803       K9 Cancer serum# 41                            0.761
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 17                   0.850       K9 Cancer serum# 42                            0.806
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 18                   0.850       K9 Cancer serum# 43                            0.733
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 19                   0.778       K9 Cancer serum# 44                            0.701
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 20                   0.770       K9 Cancer serum# 45                            0.833
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 21                   0.697       K9 Cancer serum# 46                            0.812
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 22                   0.620       K9 Cancer serum# 47                            0.783
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 23                   0.648       K9 Cancer serum# 48                            0.760
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 24                   0.559       K9 Cancer serum# 49                            0.693
-------------------------------- ----------------- ------------------------------- --------------------------
      K9 Cancer serum# 25                   0.735       K9 Cancer serum# 50                            0.722

[Graphic omitted]

Figure 3.  Values of p65 readings in canine cancer sera.

The analysis of serums for p65 oncofetal  protein was conducted as follows.  The detection  of p65 protein in sandwich  ELISA system was  performed  using BioTek

Synergy HT spectrophotometer  with 405 nm filter. We have used Costar EIA/RIA 96 well plates for ELISA with flat bottom, medium binding polystyrene.  Our primary antibody was phosphorylated pY107 antibody.  The secondary antibody was alkaline phosphatase anti-rabbit IgG purchased from Vector Laboratories (Burlingame, CA).



p-Nitrophenyl   phosphate   (substrate   control)  was  purchased   from  Vector

Laboratories   (ibid.).   Bovine  serum  albumin  diluted  1:  5000  in  100  mM

bicarbonate/carbonate  buffer pH 9.6 was used as control protein. Antibodies and serum  samples were stored in Eppendorf  vials,  at -20 oC. All  standards  were stored in plastic vials at 4oC, except the substrate control, which was prepared fresh just before use. The following reagents were prepared:

PBS buffer :

                           8.0 g NaCl
                           0.2 g KCl
                           1.44 g Na2HPO4
                           0.24g KH2PO4
                           in 800 ml of distilled H2O
                           Adjust the pH to 7.4 with HCl. Add H2O to 1 liter. Sterilize by autoclave.


Washing Solution :

                          PBS pH 7.4 + 0.0025% Tween 20

HEPES buffer pH 7.5 :
                                       10 mM HEPES
                                       0,15 M NaCl
                                       0,1% Tween 20
                                       0.1% immunohistochemical grade bovine
                                            serum albumin

100 mM Bicarbonate/Carbonate buffer :

                                     3.03 g Na2CO3

                                     6.0 g NaHCO3
                                     in 1000 ml distilled water pH 9.6
Stoping reagent (5% EDTA):
                                    5g EDTA (Sigma cat. # E-5134)
                                    20 uml distilled H2O

Canine serum samples were diluted for p65 analysis 1:10000; 1 l in 10 ml (PBS pH

7.4)  Microplate  wells were coated with  monospecific  antibody pY107 (dilution

1:5000 in bicarbonate/carbonate  buffer, pH 9.6. As controls we have used bovine

serum  albumin,   dilution  1:5000  in  bicarbonate/carbonate   buffer  pH  9.6,

50ul/well. As a secondary antibody we have used alkaline phosphatase anti-rabbit

IgG in HEPES buffer,  pH 7.5,  dilution 1:1000 - 100 ul/well.  This antibody was always  made  fresh just  before use as was  substrate  solution.  Substrate  p-

Nitrophenyl  Phosphate (pNPP) ( dilution 1:20 ) 100 ?l of pNPP per 2ml of 100 mM bicarbonate/carbonate  buffer pH 9.6.,  1% Normal  goat serum in PBS pH 7.4,  50 ul/well  was used as a blocking  serum . 5% EDTA  served as  stopping  reagent -

Briefly,  antibody pY107 (0oAb), diluted 1:5000 in bicarbonate/carbonate  buffer

pH 9.6 was coated  (50ul/well)  overnight in fridge at 4oC. The plate was washed with PBS pH 7.4 + 0.0025% Tween 20, 100 ul/well, always wash 2 times (all).


    1. Blocking Serum; 1% Normal Goat Serum in PBS pH 7.4, incubate 1 hour at RT, 50ul/well.

    2. Serum samples; dilution 1:10000 in to PBS pH 7.4, incubate 1 hour at 37oC (seal with paraffin), 50ul/well.

    3. Wash with PBS pH 7.4 + 0,0025% Tween 20, 100ul/well, always wash 2 times (all).

    4. Antibody pY107 ( 1oAb ), dilution 1:5000 in PBS pH 7.4, incubate 2hr at RT, 50ul/well.

    5. Wash with PBS pH 7.4 + 0,0025% Tween 20, 100ul/well, always wash 2 times (all).

    6. Alkaline phosphate anti-Rabbit IgG (2oAb), dilution 1: 1000 in HEPES buffer pH 7.5, 100 ul/well, 2hr at RT (prepare 1h before).

    7. Wash with PBS pH 7.4 + 0.0025% Tween 20, 100ul/well, always wash 2 times (all).

    8. Substrate p-Nitrophenyl Phosphate (dilution 1:20); 500 ul of pNPP + 9500 ul of bicarb/carb buffer pH 9.6 (prepare before use) 100 ul/well, incubate 60 minutes at RT. Cover the plate with aluminum foil, substrate light sensitive!

    9. Stoping reagent after 1h incubation - 5% EDTA, 20 ul/well. Read at 405 nm using BioTek Synergy HT.

EVALUATION OF THE DATA

Statistical  analyses  were  performed  using  software for one-way  analysis of

variance  and  linear  regression  with  P<0.05.   Student's  t-test  was  used.

Statistical analysis of data was performed using simple t-test on three separate

plates.  We  have  tested  the  antibody  coating   conditions  (time,   buffer,

concentration,  etc).  Serial  dilution  titration  analyses  were  performed to determine  optimal  concentrations  of  reagents  to be used in ELISAs.  In this protocol,  all three  reactants in a  three-step  ELISA--a  primary  solid-phase coating  reagent,  a secondary  reagent that binds the primary  reagent,  and an enzyme-conjugated  tertiary  developing  reagent  that  binds  to the  secondary reagent--are  serially  diluted and analyzed by a criss-cross  matrix  analysis.

Once the optimal  concentrations  of reagents to be used under  particular assay conditions were  determined,  these variables were kept constant from experiment to experiment.  The coating  (primary),  secondary,  and  developing  (tertiary)

reagents  were then  selected.  Plates  were coated  overnight  with the capture antibody at 2 ug/ml.  The secondary  reactants,  4-fold serial  dilutions of the homologous antigen and a non-cross-reactive heterologous antigen, were incubated on the plate 2 hr. The tertiary  reactant,  2-fold serial  dilutions of specific antibody-alkaline  phosphatase  conjugates,  were  incubated  on the plate 2 hr.

After 2 hr of incubation  with the  substrate  para-nitrophenyl  phosphate,  the absorbance was read at 405 nm in a microtiter plate reader.

DISCUSSION

         In summary, although results are preliminary at this time, our findings indicate that a diagnostic assay for p65 content in the dog appears valuable and possible based on the following relevant points: (1) We have detected p65 in the supernatant and nuclear  fractions of several canine cell lines and in the serum of  over  50  dogs  with  histologically  confirmed  malignancies,  but  not  in non-malignant  control  canine serum samples  [27-29].  Our data have shown that samples from dogs in acute presenting or relapsing lymphosarcoma show consistent patterns  of  protein  overproduction  in the  65-kD  area.  (2).  We have  also demonstrated positive p65 staining in frozen sections in dogs with mammary gland adenocarcinomas.  Based  on  these  studies,  the  p65  marker  may be used as a potential  tumor marker if further studies  conducted in independent  laboratory will confirm our findings.









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

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